201930 2/03
Prospectus Supplement

dated February 28, 2003 to:

PUTNAM HIGH YIELD TRUST
Prospectus dated December 30, 2002

The section "Fees and Expenses" is supplemented as follows:

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in class R shares of the fund. Expenses for class R shares are based on expenses for the fund's class A shares during the last fiscal year.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load)                      NONE
Imposed on Purchases (as a
percentage of the offering
price)

Maximum Deferred Sales Charge                    NONE
(Load) (as a percentage of the
original purchase price or
redemption proceeds, whichever
is lower)

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

Management Fees    Distribution     Other Expenses    Total Annual Fund
                   (12b-1) Fees                       Operating Expenses

0.59%                 0.50%            0.17%                1.26%

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that you invest $10,000 in the fund's class R shares for the time periods shown and then redeem all your shares at the end of those periods. It also assumes a 5% return on your investment each year and that the fund's operating expenses remain the same. The example is hypothetical; your actual costs and returns may be higher or lower.

1 year     3 years     5 years     10 years
 $128        $400        $692       $1,523


The section "WHICH CLASS OF SHARES IS BEST FOR ME?" is revised as follows:

The following sentence is added as the second sentence of the first paragraph:

Qualified employee-benefit plans may also choose class R shares.

The following is added after the Class M shares summary:

Class R shares (available to qualified plans only)

* No initial sales charge; your entire investment goes to work for you

* No deferred sales charge

* Lower annual expenses, and higher dividends, than class B or C shares because of lower 12b-1 fee

* Higher annual expenses, and lower dividends, than class A shares because of higher 12b-1 fee

* No conversion to class A shares, so future 12b-1 fee does not decrease

The section "Distribution (12b-1) plans" is replaced with the following:

* Distribution (12b-1) plans. The fund has adopted distribution plans to pay for the marketing of fund shares and for services provided to shareholders. The plans provide for payments at annual rates (based on average net assets) of up to 0.35% on class A shares and 1.00% on class B, class C, class M and class R shares. The Trustees currently limit payments on class A, class M and class R shares to 0.25%, 0.50% and 0.50% of average net assets, respectively. Because these fees are paid out of the fund's assets on an ongoing basis, they will increase the cost of your investment. The higher fees for class B, class C, class M and class R shares may cost you more than paying the initial sales charge for class A shares. Because class C and class M shares, unlike class B shares, do not convert to class A shares, class C and class M shares may cost you more over time than class B shares. Class R shares will generally be less expensive than class B shares for shareholders who are eligible to purchase either class.